Exhibit 99.2

First-Quarter 2026 Detailed Supplemental Information

	2025					2026
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions, Except as Indicated
CONSOLIDATED INCOME STATEMENT

Revenues and other income
Sales and other operating revenues	16,517	14,004	15,031	13,392	58,944	15,761				15,761
Equity in earnings of affiliates	392	315	345	283	1,335	247				247
Gain (loss) on dispositions	79	317	3	332	731	5				5
Other income	113	104	143	178	538	41				41
Total revenues and other income	17,101	14,740	15,522	14,185	61,548	16,054				16,054

Costs and expenses
Purchased commodities	6,188	5,085	5,857	5,195	22,325	6,283				6,283
Production and operating expenses	2,506	2,572	2,632	2,621	10,331	2,276				2,276
Selling, general and administrative expenses	191	250	271	181	893	193				193
Exploration expenses	117	81	71	138	407	109				109
Depreciation, depletion and amortization	2,746	2,838	2,917	2,999	11,500	2,906				2,906
Impairments	1	1	10	14	26	19				19
Taxes other than income taxes	551	572	525	498	2,146	607				607
Accretion on discounted liabilities	94	95	94	95	378	97				97
Interest and debt expense	205	232	223	195	855	198				198
Foreign currency transactions (gain) loss	30	(3)	(6)	(10)	11	—				—
Other expenses	6	—	—	14	20	3				3
Total costs and expenses	12,635	11,723	12,594	11,940	48,892	12,691				12,691
Income (loss) before income taxes	4,466	3,017	2,928	2,245	12,656	3,363				3,363
Income tax provision (benefit)	1,617	1,046	1,202	803	4,668	1,180				1,180
Net income (loss)	2,849	1,971	1,726	1,442	7,988	2,183				2,183

Net income (loss) per share of common stock (dollars)
Basic	2.23	1.56	1.38	1.17	6.36	1.78				1.78
Diluted	2.23	1.56	1.38	1.17	6.35	1.78				1.78

Weighted-average common shares outstanding (in thousands)*
Basic	1,273,350	1,257,512	1,245,253	1,232,575	1,252,042	1,224,036				1,224,036
Diluted	1,274,879	1,258,998	1,246,854	1,233,956	1,253,446	1,224,960				1,224,960
*Ending common shares outstanding is 1,218,294 as of March 31, 2026, compared with 1,225,168 as of December 31, 2025.

INCOME (LOSS) BEFORE INCOME TAXES

Alaska	466	182	191	162	1,001	386				386

Lower 48	2,238	1,781	1,585	1,040	6,644	1,798				1,798

Canada	337	199	248	193	977	112				112

Europe, Middle East and North Africa	1,341	830	1,003	870	4,044	990				990

Asia Pacific	375	397	398	235	1,405	355				355

Corporate and Other	(291)	(372)	(497)	(255)	(1,415)	(278)				(278)

Consolidated	4,466	3,017	2,928	2,245	12,656	3,363				3,363

	2025					2026
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
EFFECTIVE INCOME TAX RATES

Alaska*	29.8%	26.0%	32.0%	14.3%	27.0%	23.8%				23.8%

Lower 48	20.0%	21.5%	21.7%	19.7%	20.8%	21.9%				21.9%

Canada	24.1%	25.2%	24.1%	23.2%	24.1%	24.2%				24.2%

Europe, Middle East and North Africa	68.8%	71.4%	67.4%	72.4%	69.7%	73.2%				73.2%

Asia Pacific	17.1%	16.8%	22.5%	7.5%	16.9%	17.0%				17.0%

Corporate and Other	12.7%	24.9%	5.8%	46.4%	19.6%	42.8%				42.8%

Consolidated	36.2%	34.7%	41.0%	35.8%	36.9%	35.1%				35.1%
*Alaska including taxes other than income taxes	37.8%	56.6%	58.8%	51.7%	49.2%	45.0%				45.0%

	2025					2026
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
EARNINGS BY SEGMENT

Alaska	327	135	130	138	730	294				294

Lower 48	1,790	1,399	1,240	835	5,264	1,403				1,403

Canada	256	149	188	148	741	85				85

Europe, Middle East and North Africa	419	237	327	241	1,224	265				265

Asia Pacific	311	330	309	217	1,167	295				295

Corporate and Other	(254)	(279)	(468)	(137)	(1,138)	(159)				(159)

Consolidated	2,849	1,971	1,726	1,442	7,988	2,183				2,183

SPECIAL ITEMS

Alaska	58	—	(26)	(11)	21	—				—

Lower 48	93	207	(74)	187	413	—				—

Canada	—	—	(18)	45	27	(122)				(122)

Europe, Middle East and North Africa	—	—	(1)	(13)	(14)	—				—

Asia Pacific	—	—	—	(5)	(5)	—				—

Corporate and Other	19	(29)	(162)	(24)	(196)	(19)				(19)

Consolidated	170	178	(281)	179	246	(141)				(141)
Detailed reconciliation of these items is provided on page 5.

ADJUSTED EARNINGS

Alaska	269	135	156	149	709	294				294

Lower 48	1,697	1,192	1,314	648	4,851	1,403				1,403

Canada	256	149	206	103	714	207				207

Europe, Middle East and North Africa	419	237	328	254	1,238	265				265

Asia Pacific	311	330	309	222	1,172	295				295

Corporate and Other	(273)	(250)	(306)	(113)	(942)	(140)				(140)

Consolidated	2,679	1,793	2,007	1,263	7,742	2,324				2,324

	2025					2026
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
ADJUSTED EFFECTIVE INCOME TAX RATES

Alaska	30.8%	26.0%	30.7%	15.9%	27.2%	23.8%				23.8%

Lower 48	22.5%	21.1%	21.9%	18.6%	21.5%	21.9%				21.9%

Canada	24.1%	25.2%	24.1%	22.7%	24.1%	24.2%				24.2%

Europe, Middle East and North Africa	68.8%	71.4%	67.3%	72.4%	69.7%	73.2%				73.2%

Asia Pacific	17.1%	16.8%	22.5%	8.5%	17.1%	17.0%				17.0%

Corporate and Other	13.4%	25.3%	(4.7)%	49.8%	19.3%	44.8%				44.8%

Consolidated	37.9%	35.6%	39.0%	38.1%	37.7%	34.5%				34.5%

	2025					2026
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
DETAILED SPECIAL ITEMS

Alaska
Transaction, integration and restructuring expenses	—	—	(34)	(16)	(50)	—				—
Pending claims and settlements	77	—	—	—	77	—				—
Subtotal before income taxes	77	—	(34)	(16)	27	—				—
Income tax provision (benefit)	19	—	(8)	(5)	6	—				—
Total	58	—	(26)	(11)	21	—				—

Lower 48
Transaction, integration and restructuring expenses	(16)	(4)	(100)	(6)	(126)	—				—
Gain (loss) on asset sales	64	274	—	291	629	—				—
Pending claims and settlements	—	—	—	(40)	(40)	—				—
Subtotal before income taxes	48	270	(100)	245	463	—				—
Income tax provision (benefit)	(45)	63	(26)	58	50	—				—
Total	93	207	(74)	187	413	—				—

Canada
Pending claims and settlements	—	—	—	—	—	(83)				(83)
Gain (loss) on contingent liability measurement[1]	—	—	—	60	60	(78)				(78)
Transaction, integration and restructuring expenses	—	—	(24)	(1)	(25)	—				—
Subtotal before income taxes	—	—	(24)	59	35	(161)				(161)
Income tax provision (benefit)	—	—	(6)	14	8	(39)				(39)
Total	—	—	(18)	45	27	(122)				(122)

Europe, Middle East and North Africa
Transaction, integration and restructuring expenses	—	—	(2)	(45)	(47)	—				—
Income tax provision (benefit)	—	—	(1)	(32)	(33)	—				—
Total	—	—	(1)	(13)	(14)	—				—

Asia Pacific
Transaction, integration and restructuring expenses	—	—	—	(8)	(8)	—				—
Income tax provision (benefit)	—	—	—	(3)	(3)	—				—
Total	—	—	—	(5)	(5)	—				—

Corporate and Other
Pending claims and settlements	46	—	—	—	46	—				—
Transaction, integration and restructuring expenses	(37)	(54)	(117)	(27)	(235)	(15)				(15)
Other corporate charges	—	—	(82)	—	(82)	—				—
Gain (loss) on interest rate hedge[2]	15	18	(6)	(9)	18	(9)				(9)
Gain (loss) on asset sales	—	—	—	6	6	—				—
Subtotal before income taxes	24	(36)	(205)	(30)	(247)	(24)				(24)
Income tax provision (benefit)	5	(7)	(43)	(6)	(51)	(5)				(5)
Total	19	(29)	(162)	(24)	(196)	(19)				(19)

Total Company	170	178	(281)	179	246	(141)				(141)
[1]Related to our Surmont acquisition.
[2]Interest rate hedging gain (loss) from PALNG Phase 1 investment.

	2025					2026
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
$ Millions
CONSOLIDATED BALANCE SHEET

Assets
Cash and cash equivalents	6,309	4,901	5,260	6,497	6,497	5,877				5,877
Short-term investments	926	439	996	484	484	486				486
Accounts and notes receivable	6,400	5,701	5,744	5,813	5,813	7,050				7,050
Inventories	1,844	1,897	1,721	1,873	1,873	1,910				1,910
Prepaid expenses and other current assets	1,427	1,001	2,163	865	865	906				906
Total current assets	16,906	13,939	15,884	15,532	15,532	16,229				16,229
Investments and long-term receivables	10,008	10,361	10,074	10,185	10,185	10,320				10,320
Net properties, plants and equipment	94,316	95,242	93,498	93,239	93,239	93,141				93,141
Other assets	3,024	3,057	3,016	2,983	2,983	3,035				3,035
Total assets	124,254	122,599	122,472	121,939	121,939	122,725				122,725

Liabilities
Accounts payable	7,349	6,517	6,245	6,218	6,218	7,017				7,017
Short-term debt	608	414	1,016	1,020	1,020	1,065				1,065
Accrued income and other taxes	2,919	1,742	1,939	1,835	1,835	2,129				2,129
Employee benefit obligations	652	710	1,020	1,136	1,136	505				505
Other accruals	1,801	1,603	1,789	1,763	1,763	1,870				1,870
Total current liabilities	13,329	10,986	12,009	11,972	11,972	12,586				12,586
Long-term debt	23,176	23,115	22,466	22,424	22,424	22,262				22,262
Asset retirement obligations and accrued environmental costs	8,146	8,225	8,264	8,214	8,214	8,366				8,366
Deferred income taxes	11,483	11,766	12,109	12,237	12,237	12,389				12,389
Employee benefit obligations	999	999	950	969	969	944				944
Other liabilities and deferred credits	1,883	1,936	1,751	1,636	1,636	1,637				1,637
Total liabilities	59,016	57,027	57,549	57,452	57,452	58,184				58,184

Equity
Common stock issued
Par value	23	23	23	23	23	23				23
Capital in excess of par	77,554	77,643	77,701	77,728	77,728	77,761				77,761
Treasury stock	(72,666)	(73,899)	(75,186)	(76,217)	(76,217)	(77,231)				(77,231)
Accumulated other comprehensive income (loss)	(6,394)	(5,902)	(6,074)	(5,911)	(5,911)	(6,028)				(6,028)
Retained earnings	66,721	67,707	68,459	68,864	68,864	70,016				70,016
Total equity	65,238	65,572	64,923	64,487	64,487	64,541				64,541
Total liabilities and equity	124,254	122,599	122,472	121,939	121,939	122,725				122,725

	2025					2026
$ Millions	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
CASH FLOW INFORMATION

Cash flows from operating activities
Net income (loss)	2,849	1,971	1,726	1,442	7,988	2,183				2,183
Depreciation, depletion and amortization	2,746	2,838	2,917	2,999	11,500	2,906				2,906
Impairments	1	1	10	14	26	19				19
Dry hole costs and leasehold impairments	61	24	20	76	181	34				34
Accretion on discounted liabilities	94	95	94	95	378	97				97
Deferred taxes	(71)	149	354	117	549	102				102
Distributions more (less) than income from equity affiliates	(19)	(93)	389	(77)	200	7				7
(Gain) loss on dispositions	(79)	(317)	(3)	(332)	(731)	(5)				(5)
Other	(115)	53	(141)	(16)	(219)	44				44
Net working capital changes	648	(1,236)	512	—	(76)	(1,092)				(1,092)
Net cash provided by operating activities	6,115	3,485	5,878	4,318	19,796	4,295				4,295

Cash flows from investing activities
Capital expenditures and investments	(3,378)	(3,286)	(2,866)	(3,023)	(12,553)	(2,948)				(2,948)
Working capital changes associated with investing activities	827	(276)	(63)	58	546	162				162
Proceeds from asset dispositions	635	706	291	1,616	3,248	9				9
Net sales (purchases) of investments	(400)	392	(548)	501	(55)	(30)				(30)
Other	(30)	3	7	(2)	(22)	(1)				(1)
Net cash used in investing activities	(2,346)	(2,461)	(3,179)	(850)	(8,836)	(2,808)				(2,808)

Cash flows from financing activities
Net issuance (repayment) of debt	(547)	(259)	(45)	(62)	(913)	(114)				(114)
Issuance of company common stock	(52)	(3)	(10)	(35)	(100)	(35)				(35)
Repurchase of company common stock	(1,500)	(1,222)	(1,274)	(1,022)	(5,018)	(1,006)				(1,006)
Dividends paid	(998)	(984)	(975)	(1,038)	(3,995)	(1,032)				(1,032)
Other	(40)	(15)	(20)	(1)	(76)	1				1
Net cash used in financing activities	(3,137)	(2,483)	(2,324)	(2,158)	(10,102)	(2,186)				(2,186)

Effect of exchange rate changes	83	65	(2)	7	153	29				29

Net change in cash, cash equivalents and restricted cash	715	(1,394)	373	1,317	1,011	(670)				(670)
Cash, cash equivalents and restricted cash at beginning of period	5,905	6,620	5,226	5,599	5,905	6,916				6,916
Cash, cash equivalents and restricted cash at end of period	6,620	5,226	5,599	6,916	6,916	6,246				6,246
Restricted cash is included in the "Other assets" and "Prepaid expenses and other current assets" lines of our Consolidated Balance Sheet.

CAPITAL EXPENDITURES AND INVESTMENTS

Alaska	1,046	986	753	822	3,607	949				949

Lower 48	1,814	1,704	1,571	1,613	6,702	1,505				1,505

Canada	165	144	152	132	593	121				121

Europe, Middle East and North Africa	274	356	293	271	1,194	262				262

Asia Pacific	54	64	70	154	342	82				82

Corporate and Other	25	32	27	31	115	29				29
Total capital expenditures and investments	3,378	3,286	2,866	3,023	12,553	2,948				2,948
Capitalized interest included in total capital expenditures and investments	80	92	102	110	384	120				120

	2025					2026
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
TOTAL SEGMENTS

Production
Total (MBOED)	2,389	2,391	2,399	2,320	2,375	2,309				2,309

Crude Oil (MBD)
Consolidated operations	1,153	1,144	1,133	1,102	1,133	1,100				1,100
Equity affiliates	13	11	13	13	12	11				11
Total	1,166	1,155	1,146	1,115	1,145	1,111				1,111

NGL (MBD)
Consolidated operations	394	418	428	405	411	408				408
Equity affiliates	8	6	8	8	8	7				7
Total	402	424	436	413	419	415				415

Bitumen (MBD)
Consolidated operations	143	144	123	123	133	118				118
Total	143	144	123	123	133	118				118

Natural Gas (MMCFD)
Consolidated operations	2,840	2,855	2,941	2,796	2,859	2,822				2,822
Equity affiliates	1,230	1,150	1,226	1,220	1,206	1,166				1,166
Total	4,070	4,005	4,167	4,016	4,065	3,988				3,988

Industry Prices
Crude Oil ($/BBL)
WTI	71.42	63.74	64.93	59.14	64.81	71.93				71.93
WCS	58.75	53.52	54.54	47.95	53.69	57.76				57.76
Brent dated	75.66	67.82	69.07	63.69	69.06	80.61				80.61
JCC ($/BBL)	78.31	78.84	74.92	72.20	76.07	71.72				71.72
Natural Gas ($/MMBTU)
Henry Hub first of month	3.65	3.44	3.07	3.55	3.43	5.05				5.05

Average Realized Prices
Total ($/BOE)	53.34	45.77	46.44	42.46	47.01	50.36				50.36

Crude Oil ($/BBL)
Consolidated operations	71.61	64.21	66.12	60.15	65.58	73.52				73.52
Equity affiliates	75.57	65.87	67.56	66.47	68.94	68.79				68.79
Total	71.65	64.23	66.13	60.22	65.62	73.47				73.47

NGL ($/BBL)
Consolidated operations	24.86	20.51	18.71	18.59	20.59	20.06				20.06
Equity affiliates	52.34	48.93	44.39	40.10	46.20	46.27				46.27
Total	25.40	20.98	19.20	19.02	21.07	20.42				20.42

Bitumen ($/BBL)
Consolidated operations	45.29	39.43	41.58	36.52	40.74	50.37				50.37
Total	45.29	39.43	41.58	36.52	40.74	50.37				50.37

Natural Gas ($/MCF)
Consolidated operations	4.76	2.99	3.11	2.74	3.40	3.34				3.34
Equity affiliates	7.56	6.91	7.00	5.87	6.83	5.87				5.87
Total	5.62	4.16	4.28	3.72	4.44	4.09				4.09

	2025					2026
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
Exploration Expenses ($ Millions)
Dry holes	43	6	—	41	90	9				9
Leasehold impairment	18	18	20	35	91	25				25
Total noncash expenses	61	24	20	76	181	34				34
Other (G&A, G&G and lease rentals)	56	57	51	62	226	75				75
Total exploration expenses	117	81	71	138	407	109				109

U.S. exploration expenses	42	55	47	66	210	86				86
International exploration expenses	75	26	24	72	197	23				23

DD&A ($ Millions)
Alaska	355	361	327	356	1,399	352				352
Lower 48	1,904	2,003	2,079	2,135	8,121	2,051				2,051
Canada	131	143	142	140	556	152				152
Europe, Middle East and North Africa	219	198	245	250	912	239				239
Asia Pacific	119	118	113	110	460	103				103
Corporate and Other	18	15	11	8	52	9				9
Total DD&A	2,746	2,838	2,917	2,999	11,500	2,906				2,906

	2025					2026
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
PRODUCTION

Crude Oil (MBD)
Consolidated operations
Alaska	184	182	164	178	177	176				176
Lower 48	753	761	761	722	749	731				731
Canada	17	20	17	15	17	16				16
Norway	68	54	66	64	63	58				58
Libya	60	59	60	60	60	54				54
Equatorial Guinea	8	7	8	8	8	8				8
Europe, Middle East and North Africa	136	120	134	132	131	121				121
China	36	34	32	32	34	36				36
Malaysia	27	27	25	23	25	20				20
Asia Pacific	63	61	57	55	59	56				56
Total consolidated operations	1,153	1,144	1,133	1,102	1,133	1,100				1,100
Equity affiliates	13	11	13	13	12	11				11
Total	1,166	1,155	1,146	1,115	1,145	1,111				1,111

NGL (MBD)
Consolidated operations
Alaska	16	15	12	15	15	15				15
Lower 48	363	389	401	375	382	377				377
Canada	6	6	7	7	6	7				7
Norway	4	3	3	3	3	3				3
Equatorial Guinea	5	5	5	5	5	5				5
Europe, Middle East and North Africa	9	8	8	8	8	8				8
Total consolidated operations	394	418	428	405	411	408				408
Equity affiliates	8	6	8	8	8	7				7
Total	402	424	436	413	419	415				415

Bitumen (MBD)
Canada	143	144	123	123	133	118				118
Total	143	144	123	123	133	118				118

Natural Gas (MMCFD)
Consolidated operations
Alaska	48	48	36	34	41	25				25
Lower 48	2,080	2,146	2,198	2,050	2,119	2,067				2,067
Canada	109	124	134	133	125	131				131
Norway	353	302	324	340	330	332				332
Libya	30	31	33	33	32	36				36
Equatorial Guinea	155	150	149	141	149	157				157
Europe, Middle East and North Africa	538	483	506	514	511	525				525
Malaysia	65	54	67	65	63	74				74
Asia Pacific	65	54	67	65	63	74				74
Total consolidated operations	2,840	2,855	2,941	2,796	2,859	2,822				2,822
Equity affiliates	1,230	1,150	1,226	1,220	1,206	1,166				1,166
Total	4,070	4,005	4,167	4,016	4,065	3,988				3,988

Total (MBOED)
Consolidated operations
Alaska	208	205	182	199	199	195				195
Lower 48	1,462	1,508	1,528	1,439	1,484	1,453				1,453
Canada	184	191	169	167	177	164				164
Norway	131	107	123	124	121	116				116
Libya	65	64	66	65	65	60				60
Equatorial Guinea	39	37	38	36	38	40				40
Europe, Middle East and North Africa	235	208	227	225	224	216				216
China	36	34	32	32	34	36				36
Malaysia	38	36	36	34	36	33				33
Asia Pacific	74	70	68	66	70	69				69
Total consolidated operations	2,163	2,182	2,174	2,096	2,154	2,096				2,096
Equity affiliates	226	209	225	224	221	212				212
Total	2,389	2,391	2,399	2,320	2,375	2,309				2,309

	2025					2026
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
AVERAGE REALIZED PRICES

Crude Oil ($/BBL)
Consolidated operations
Alaska	76.58	70.87	72.72	66.63	71.79	81.77				81.77
Lower 48	69.47	61.90	63.71	57.46	63.18	70.30				70.30
Canada	62.41	55.48	55.80	46.92	55.35	64.13				64.13
Norway	75.80	68.78	70.89	66.27	70.52	75.47				75.47
Libya	75.45	68.59	70.10	63.76	69.40	83.94				83.94
Equatorial Guinea	59.91	52.66	43.47	50.34	52.81	44.71				44.71
Europe, Middle East and North Africa	74.60	67.48	69.46	64.17	68.95	77.71				77.71
China	74.65	68.03	70.05	63.52	69.33	79.87				79.87
Malaysia	79.69	71.54	73.95	68.47	73.32	83.48				83.48
Asia Pacific	76.64	69.65	71.72	65.68	71.05	81.14				81.14
Total consolidated operations	71.61	64.21	66.12	60.15	65.58	73.52				73.52
Equity affiliates	75.57	65.87	67.56	66.47	68.94	68.79				68.79
Total	71.65	64.23	66.13	60.22	65.62	73.47				73.47

NGL ($/BBL)
Consolidated operations
Lower 48	24.84	20.52	18.81	18.76	20.64	19.82				19.82
Canada	27.96	20.63	20.98	20.94	22.54	29.33				29.33
Norway	45.58	39.02	39.00	30.15	41.39	48.72				48.72
Equatorial Guinea	1.00	1.00	1.00	1.00	1.00	1.00				1.00
Europe, Middle East and North Africa	23.76	20.24	10.09	4.29	16.53	22.46				22.46
Total consolidated operations	24.86	20.51	18.71	18.59	20.59	20.06				20.06
Equity affiliates	52.34	48.93	44.39	40.10	46.20	46.27				46.27
Total	25.40	20.98	19.20	19.02	21.07	20.42				20.42

Bitumen ($/BBL)
Canada	45.29	39.43	41.58	36.52	40.74	50.37				50.37
Total	45.29	39.43	41.58	36.52	40.74	50.37				50.37

Natural Gas ($/MCF)
Consolidated operations
Alaska	3.87	3.80	3.86	3.75	3.81	3.73				3.73
Lower 48	2.65	1.60	1.62	1.09	1.74	1.19				1.19
Canada	1.35	0.71	0.37	1.69	1.02	1.68				1.68
Norway	14.86	11.65	11.22	10.43	12.08	13.40				13.40
Libya	5.68	5.64	4.98	4.79	5.25	4.98				4.98
Equatorial Guinea	11.10	7.41	9.50	8.24	9.30	10.02				10.02
Europe, Middle East and North Africa	13.16	10.21	10.31	9.47	10.87	11.71				11.71
Malaysia	3.67	3.70	3.60	3.41	3.59	3.34				3.34
Asia Pacific	3.67	3.70	3.60	3.41	3.59	3.34				3.34
Total consolidated operations	4.76	2.99	3.11	2.74	3.40	3.34				3.34
Equity affiliates	7.56	6.91	7.00	5.87	6.83	5.87				5.87
Total	5.62	4.16	4.28	3.72	4.44	4.09				4.09

	2025					2026
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	Full Year	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	YTD
CORPORATE AND OTHER

Corporate and Other Earnings (Loss) ($ Millions)	(254)	(279)	(468)	(137)	(1,138)	(159)				(159)

Detail of Corporate and Other Earnings (Loss), net of tax ($ Millions)
Net interest expense	(111)	(139)	(152)	(92)	(494)	(78)				(78)
Corporate G&A expenses	(110)	(147)	(163)	(66)	(486)	(97)				(97)
Technology*	(18)	(22)	(88)	(16)	(144)	(7)				(7)
Other	(15)	29	(65)	37	(14)	23				23
Total	(254)	(279)	(468)	(137)	(1,138)	(159)				(159)
*Includes investment in new technologies or businesses outside of our normal scope of operations and licensing revenues.

Corporate and Other Interest Expense, before-tax ($ Millions)
Incurred interest	(285)	(324)	(325)	(305)	(1,239)	(318)				(318)
Capitalized interest*	80	92	102	110	384	120				120
Interest and debt expense	(205)	(232)	(223)	(195)	(855)	(198)				(198)
Interest income	74	65	60	104	303	109				109
Net Interest Expense	(131)	(167)	(163)	(91)	(552)	(89)				(89)
*Capitalized interest represents before-tax interest from external borrowings which is capitalized on major projects with an expected construction period of one year or longer.

Debt
Total debt ($ Millions)	23,784	23,529	23,482	23,444	23,444	23,327				23,327
Debt-to-capital ratio (%)	27%	26%	27%	27%	27%	27%				27%

Equity ($ Millions)	65,238	65,572	64,923	64,487	64,487	64,541				64,541

Certain totals and percentages may differ from the sum of the underlying components due to rounding.

REFERENCE

Commonly Used Abbreviations
Earnings	Net Income (loss) Attributable to ConocoPhillips
DD&A	Depreciation, Depletion and Amortization
G&G	Geological and Geophysical
G&A	General and Administrative
JCC	Japan Crude Cocktail
LNG	Liquefied Natural Gas
NGLs	Natural Gas Liquids
WCS	Western Canadian Select
WTI	West Texas Intermediate

Units of Measurement
BBL	Barrel
BOE	Barrel of Oil Equivalent
MMBBL	Million of Barrels
MBD	Thousand of Barrels per Day
MBOED	Thousand of Barrels of Oil Equivalent per Day
MCF	Thousand Cubic Feet
MMBTU	Million British Thermal Units
MMCFD	Million Cubic Feet per Day